  CUSIP NO. 45815R 10 0            SCHEDULE 13D            Page 19 of 20 Pages
                                                               ----  ----

Exhibit 4
---------

                          JOINT FILING AGREEMENT

     In accordance with Rule 13d-1 (f)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the Joint Filing on behalf of each of them of a Schedule 13D with respect to the Common Shares of Intelligent Controls, Inc., a Maine corporation, and any further amendments thereto. This Joint Filing Agreement shall be filed as an Exhibit to the Statement on Schedule 13D.

Dated May __, 1998

                                  AMPERSAND SPECIALTY MATERIALS AND
                                  CHEMICALS ill LIMITED PARTNERSHIP

                                  By: ASMC-III Management Company
Limited Partnership

                                  By: ASMC-III MCLP LLP, its general partner

                                  By: /s/ Charles D. Yie
                                      ------------------------------------
                                      Charles D. Yie, General Partner


                                  AMPERSAND SPECIALTY MATERIALS
                                  AND CHEMICALS III COMPANION FUND
                                  LIMITED PARTNERSHIP

                                  By: ASMC-III Management Company
                                      Limited Partnership

                                  By: ASMC-III MCLP LLP, its general partner

                                  By: /s/ Charles D. Yie
                                      ------------------------------------
                                      Charles D. Yie, General Partner

                                  ASMC-III MANAGEMENT COMPANY
                                  LIMITED PARTNERSHIP

                                  By: /s/ Charles D. Yie
                                      ------------------------------------
                                      Charles D. Yie, General Partner

                                  ASMC-III MCLP LLP

                                  By: /s/ Charles D. Yie
                                      ------------------------------------

  CUSIP NO. 45815R 10 0            SCHEDULE 13D            Page 20 of 20 Pages
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                                  Charles D. Yie, General Partner

                                  /s/ Richard A. Charpie
                                  ----------------------------------------
                                  Richard A. Charpie

                                  /s/ Peter D. Parker
                                  ----------------------------------------
                                  Peter D. Parker

                                  /s/ Stuart A. Auerbach
                                  ----------------------------------------
                                  Stuart A. Auerbach

                                  /s/ Charles D. Yie
                                  ----------------------------------------
                                  Charles D. Yie